Filed Pursuant to Rule 497

Registration No. 333-81209

THE GABELLI UTILITIES FUND

Supplement dated June 1, 2022 to the Fund’s Statutory Prospectus dated April 29, 2022 and Statement of Additional Information dated April 29, 2022

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated April 29, 2022, of The Gabelli Utilities Fund (the “Fund”). Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus or SAI, as applicable.

Share Class Name Change

Effective June 1, 2022, the following name change will be made to the Fund’s Class C shares:

Current Name	New Name
Class C	Class C1

As a result of the change, all references to the Current Name in the Prospectus and SAI will be deleted and replaced with the New Name.

Closing of Class C Shares

The Board of Trustees (the “Board”) of the Fund has approved the closing of the Fund’s Class C shares to new investors.

Effective August 31, 2022 (the “Effective Date”), the Fund’s Class C shares will be “closed to purchases from new investors.” “Closed to purchases from new investors” means neither new investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus.

The Fund’s existing policies regarding conversions of Class C shares, as described in the Prospectus, will remain in place. Shareholders owning Class C shares of the Fund should consider converting their holdings to Class I shares if they otherwise meet the eligibility requirements described in the Prospectus to convert their Class C shares of the Fund to a different share class. Shareholders who hold shares of the Fund through a broker or financial intermediary should contact their broker or financial intermediary regarding any conversion of shares.

Following the Effective Date, the exchange privilege described in the Prospectus under “Exchange of Shares” will remain in place and subject to the policies described therein. The principal effect of this will be that Class C shares of the Fund will no longer be available as an exchange option for holders of Class C shares of other funds managed by the Adviser or its affiliates.

Reinvestment of dividend and capital gain distributions will continue to be permitted for holders of the Fund’s Class C Shares.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE